UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012

MISTER GOODY, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54517	27-5414480
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7877 Emerald Winds Circle Boynton Beach, Florida		33473
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-396-0554

Not Applicable
(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to the adequacy of our capital to finance our planned operations, market acceptance of our services and product offerings, our ability to attract and retain key personnel, and our ability to protect our intellectual property. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 1.01

Entry into a Material Definitive Agreement.

On August 24, 2012 (the “Closing Date”),  Mister Goody, Inc. (“Mister Goody”) entered into an LLC Interest Purchase Agreement (“Agreement”) with The Naked Edge, LLC, a Colorado limited liability corporation (“Naked Edge”). As a result of the Agreement, Naked Edge became a majority owned subsidiary of Mister Goody.

Pursuant to the terms of the Agreement, Mister Goody purchased 50% of Naked Edge Common Units for $65,000. Mister Goody also received an option to acquire 33.33% of Naked Edge Preferred Units for $85,000 on or before August 24, 2013 (“Option”).

The Common Units provide Mister Goody with 50% of the voting rights and 20% of the economic rights of Naked Edge. If the option is exercised, the Preferred Units would provide Mister Goody with an additional 20% of the economic rights of Naked Edge. The Agreement also contains customary representations, warranties and conditions.

The foregoing description of the terms and conditions of the Agreement and the transactions contemplated thereunder is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1.

Item 2.01

Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated by reference herein.

A revised description of business of Mister Goody reflecting the The Naked Edge, LLC transaction is attached as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

(a)

Financial statements of businesses acquired.

To be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(b)

Pro forma financial information.

To be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(d)

Exhibits.

Exhibit No.

Description

2.1

LLC Interest Purchase Agreement with The Naked Edge, LLC

99.1

Description of Business

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2012

MISTER GOODY, INC.

By:	/s/ Joel Arberman
Joel Arberman
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director